SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  June 25, 2002
                                                         -------------


                        MARSH & MCLENNAN COMPANIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                            1-5998               36-2668272
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  (State or other jurisdiction of     (Commission         (I.R.S. Employer
  incorporation or organization)     File Number)         Identification Number)


      1166 Avenue of the Americas, New York, New York      10036
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      (Address of principal executive offices)             (Zip Code)


          Registrant's telephone number, including area code   212-345-5000
                                                               ------------

Item 5.  Other Events.

     On June 25, 2002, Marsh & McLennan Companies, Inc. ("MMC") issued a press release announcing it has extended its offer to exchange up to $500,000,000 aggregate principal amount of its registered 5.375% Senior Notes due 2007 (the "2007 Exchange Notes") and $250,000,000 aggregate principal amount of its registered 6.25% Senior Notes due 2012 (the "2012 Exchange Notes", and together with the 2007 Exchange Notes, the "Exchange Notes") for any and all outstanding unregistered 5.375% Senior Notes due 2007 (the "2007 Restricted Notes") and unregistered 6.25% Senior Notes due 2012 (the "2012 Restricted Notes", and together with the 2007 Restricted Notes, the "Restricted Notes"). MMC has extended the expiration date of the exchange offer until 5:00 p.m., New York City time, on July 1, 2002, unless further extended.

     A copy of the press release is attached to this Report as an exhibit and is incorporated hereby by reference.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

          (a) Financial Statements of Businesses Acquired

              None.

          (b) Pro Forma Financial Information

              None.

          (c) Exhibits

              99.1.  Press Release dated June 25, 2002.












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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MARSH & MCLENNAN COMPANIES, INC.

Dated: June 25, 2002


                                          By: /s/  William L. Rosoff
                                              ----------------------------------
                                              Name:   William L. Rosoff
                                              Title:  Senior Vice President
                                                      and General Counsel

LOGO [GRAPHIC OMITTED] MMC                    Marsh & McLennan Companies, Inc.
                                              1166 Avenue of the Americas
                                              New York, New York 10036-2774
                                              212 345 5000  Fax  212 345 4838

                                              www.mmc.com


News Release


Media Contacts:                                                Investor Contact:
Barbara Perlmutter            Jim Fingeroth                    Mike Bischoff
MMC                           Kekst and Company                MMC
(212) 345-5585                (212) 521-4819                   (212) 345-5470


                           MMC EXTENDS EXCHANGE OFFER

NEW YORK, NEW YORK, June 25, 2002 -- Marsh & McLennan Companies, Inc. (MMC) announced today it has extended its offer to exchange up to $500,000,000 aggregate principal amount of its registered 5.375% Senior Notes due 2007 (the "2007 Exchange Notes") and $250,000,000 aggregate principal amount of its registered 6.25% Senior Notes due 2012 (the "2012 Exchange Notes", and together with the 2007 Exchange Notes, the "Exchange Notes") for any and all outstanding unregistered 5.375% Senior Notes due 2007 (the "2007 Restricted Notes") and unregistered 6.25% Senior Notes due 2012 (the "2012 Restricted Notes", and together with the 2007 Restricted Notes, the "Restricted Notes").

MMC has extended the expiration date of the exchange offer until 5:00 p.m., New York City time, on July 1, 2002, unless further extended. Restricted Notes may be withdrawn at any time prior to the expiration date.

As of the close of business on June 24, 2002, MMC was advised by the exchange agent for the exchange offer that an aggregate principal amount of $466,400,000 of 2007 Restricted Notes and an aggregate principal amount of $249,845,000 of 2012 Restricted Notes had been tendered in exchange for an equivalent amount of 2007 Exchange Notes and 2012 Exchange Notes, respectively.





                                                       Marsh o Putman o Mercer
                                                       Marsh & McLenan Companies

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The terms and conditions of the exchange offer are set forth in MMC's
Prospectus, dated May 22, 2002, and the accompanying Letter of Transmittal, as both may be further amended. The consummation of the exchange offer is subject to certain conditions which are described in the Prospectus and the accompanying Letter of Transmittal. Subject to applicable law, MMC may, in its sole discretion, waive any condition applicable to the exchange offer at any time prior to the expiration date or extend or otherwise amend any exchange offer.

This announcement is not an offer to purchase, a solicitation of an offer to purchase, or a solicitation of an offer to sell securities with respect to any Notes. The exchange offer may only be made pursuant to the terms of the Prospectus and the accompanying Letter of Transmittal (as both may be amended).

Copies of the Prospectus and related documents may be obtained from Georgeson Shareholder Communications Inc. at 212-440-9800. Questions and requests for assistance regarding exchange procedures should be directed to State Street Bank and Trust Company, the exchange agent, at 617-662-1548. All other questions should be directed to Investor Relations at MMC at 212-345-5475.

MMC is a global professional services firm with annual revenues of $10 billion. It is the parent company of Marsh Inc., the world's leading risk and insurance services firm; Putnam Investments, one of the largest investment management companies in the United States; and Mercer Consulting Group, a major global provider of consulting services. Approximately 58,000 employees provide analysis, advice and transactional capabilities to clients in over 100 countries. Its stock (ticker symbol: MMC) is listed on the New York, Chicago, Pacific and London stock exchanges. MMC's website address is www.mmc.com.


                                      ###

This press release contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, discussions concerning revenues, expenses, earnings, cash flow, capital structure, financial losses and expected insurance recoveries resulting from the September 11, 2001 attack on the World Trade Center in New York City, as well as market and industry conditions, premium rates, financial markets, interest rates, foreign exchange rates, contingencies and matters relating to MMC's operations and income taxes. Such forward-looking statements are based on available current market and industry materials, experts' reports and opinions and long-term trends, as well as management's expectations concerning future events impacting MMC. Forward-looking statements by their very nature involve risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by any forward-looking statements contained herein include, in the case of MMC's risk and insurance services and consulting businesses, the amount of actual insurance recoveries and financial loss from the September 11 attack on the World Trade Center, or other adverse consequences from that incident. Other factors that should be considered in the case of MMC's risk and insurance services business are changes in competitive conditions, movements in premium rate levels, difficulty transferring commercial risk, and other changes in the global property and casualty insurance markets, the impact of terrorist attacks, natural catastrophes and mergers between client organizations, including insurance and reinsurance companies. Factors to be considered in the case of MMC's investment management business include changes in worldwide and national equity and fixed income markets, actual and relative investment performance, the level of sales and redemptions and the ability to maintain investment management and administrative fees at appropriate levels; and with respect to all of MMC's activities, changes in general worldwide and national economic conditions, changes in the value of investments made in individual companies and investment funds, fluctuations in foreign currencies, actions of competitors or regulators, changes in interest rates or in the ability to access financial markets, developments relating to claims, lawsuits and contingencies, prospective and retrospective changes in the tax or accounting treatment of MMC's operations and the impact of tax and other legislation and regulation in the jurisdictions in which MMC operates. Forward-looking statements speak only as of the date on which they are made, and MMC undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Please refer to Marsh & McLennan Companies' 2001 Annual Report on Form 10-K for "Information Concerning Forward-Looking Statements," its reports on Form 8-K and quarterly reports on Form 10-Q.


MMC is committed to providing timely and materially accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, MMC and its operating companies use their websites to convey meaningful information about their businesses, including the posting of updates of assets under management at Putnam. Monthly updates of assets under management at Putnam will be posted on the first business day following the end of each month, except at the end of March, June, September and December, when such information will be released with MMC's quarterly earnings announcement. Investors can link to MMC and its operating company websites through www.mmc.com.